Exhibit 99.1

Fulton Financial Corporation Ryan Beck and Company Financial Institutions Investor Conference Retail Strategies - Attraction vs. Attrition November 2, 2005 R. Scott Smith, Jr., President and COO

Fulton Financial Corporation Based in Lancaster, Pa. 14 affiliate banks in 5 states - PA., NJ., DE., MD., VA. Columbia Bancorp, Columbia, MD. $12.3 Billion 232 branches 3,900 employees

Forward-Looking Statement The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Retail Strategy People and Relationships Create Financial Success Together With Our Customers And Career Success Together With Our Employees

Value Components People Place Promotion Product Price

Our Relationship Strategy Long-term successful employees Long-term successful customers Long-term successful shareholders

Fulton Financial Corporation Business Model: Unique Effective Different affiliate strategies, cultures and markets

Our Business Model Systems and Processes = Corporate People and Relationships = Affiliate

Our Business Model Affiliate knows local markets best Maintains established local brand value Proprietary retail expertise and strategy Prestigious jobs in local markets Pricing autonomy Performance goals Affiliate plan execution

Growth Organic and acquisitive Resource Bank =development track lending Skylands Community Bank = small business/ lines of credit Premier Bank = commercial real estate lending Leverage affiliate strength to build retail base

Contribution to Total Revenue Retail = Commercial

Retail Objectives Increase contribution of retail banking Continue de-novo branching Rational funding costs Price as introductory value proposition

Retail Objectives Increase average branch size Increase new household penetration Expand existing relationships

The Customer "Experience" Holistic, needs-based sales Positively memorable Warm, personal and consistent

The Customer Experience Service not just Servicing

The Customer Experience Retention Increase "cost of exit" through close, personal relationships

The Customer Experience Corporate-wide Retail Steering Committee Representation from all affiliates Senior retail decision makers Best practices adopted across footprint

Retail Initiatives Value-creating offer at every touch point Full customer relationship snapshot No two customers alike Know most profitable segments Data mining and direct marketing

Employee Retention 2000 2001 2002 2003 2004 Exempt 88 88.8 91.1 92.4 87.6 Non-exempt 75 77.3 78.8 78.4 73.5 Overall 78.7 79.7 81.2 82.6 78.2

Fulton Financial Corporation High Touch and High Tech

Customer Acquisition Strategies Lead product prospecting and promotion Small business as retail portal Relationship / reward packaging Team sales incentives Customer centricity Consistent promotional activity

Retention Strategy Service Relationships Experience High Customer Satisfaction

Customer Satisfaction *Retail: 90% extremely/very satisfied Commercial: 90% extremely/very satisfied Fulton Financial Advisors: 80+% very satisfied/satisfied Fulton Mortgage Company: 99% of expectations met/exceeded 98% would recommend FMC to others *Compared to national average of 62% Source: 2005 American Banker/Gallup Consumer Survey

Stock Performance (1982 - 2004) WITHOUT dividend reinvestment: 15% compounded annual rate of return WITH dividend reinvestment: 19% compounded annual rate of return

17 South Financial Group, Inc. (The) 18 First Midwest Bancorp, Inc. 19 Susquehanna Bancshares, Inc. 20 United Bankshares, Inc. 21 Sky Financial Group Inc. 22 Mercantile Bankshares Corporation 23 Citizens Banking Corporation 24 Valley National Bancorp 25 Wilmington Trust Corporation 26 BancorpSouth, Inc. 27 UMB Financial Corporation 28 Trustmark Corporation 29 FirstMerit Corporation 30 Greater Bay Bancorp 31 Old National Bancorp Peer Group Five-Year Total Return (12/31/04) 1 First Republic Bank 2 Hibernia Corporation 3 Bank of Hawaii Corporation 4 International Bancshares Corporation 5 TCF Financial Corporation 6 BOK Financial Corporation 7 Colonial BancGroup, Inc. 8 Amegy Bancorp, Inc. 9 City National Corporation 10 Fulton Financial Corporation 11 First Citizens BancShares, Inc. 12 Whitney Holding Corporation 13 Cullen/Frost Bankers, Inc. 14 Associated Banc-Corp 15 Commerce Bancshares, Inc. 16 Hudson United Bancorp Peer group average: 117% Fulton Financial: 130%

Proven business model Consistent performance 8.8% compounded annual growth rate in earnings per share 23 consecutive years of record earnings 31 consecutive years of dividend increases 10.3% compounded annual growth rate in dividends per share What have we accomplished?

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com